                                                                    EXHIBIT 10.2

                             AMENDMENT NUMBER ONE TO
                      DEFERRED COMPENSATION TRUST AGREEMENT

         WHEREAS, the Company desires to amend the Deferred Compensation Trust Agreement dated February 13, 2001, to clarify how payments will be made if the Trust does not have sufficient assets to fund all benefits due participants under the Arrangements and if benefits are funded on an individual participant basis;

         WHEREAS, the Company and the Trustee in Section 14(a) reserved the right to amend the Trust Agreement;

         NOW, THEREFORE, the parties hereto agree that the Trust Agreement is amended as of February 5, 2003 as follows:

         1. Section 4. PAYMENTS WHEN A SHORT-FALL OF THE TRUST ASSETS OCCURS is hereby deleted in its entirety and the following Section 4 shall be substituted in lieu thereof:

         Section 4. PAYMENTS WHEN A SHORT-FALL OCCURS OR WHERE THERE IS INDIVIDUAL OR PARTIAL FUNDING OF VESTED BENEFITS.

         (a) If there are not sufficient assets for the payments pursuant to Section 2 or Section 3(c) hereof and the Company does not otherwise make such payments within a reasonable time after demand from the Trustee, the Trustee shall make said payments from the Trust under the Arrangements in a pro rata manner. Upon receipt of a contribution from the Company necessary to make up for a short-fall in the payments due, the Trustee shall resume payments under the Arrangements.

         (b) Notwithstanding the provisions of (a) above, in the event that the Company shall elect to fund for benefits under one or more supplemental executive retirement plans through this Trust on an individual participant basis, then the benefits payable to a participant shall be funded solely from the Trust assets (as adjusted to reflect the earnings and losses attributable to such assets) allocated to fund the participant's benefits and the Trust assets (as adjusted to reflect the earnings and losses attributable to such assets) allocated to fund the benefits of other participants shall not be applied to satisfy such benefit liabilities.

         (c) Notwithstanding the provisions of (a) above, in the event that the Company shall have elected to fund for benefits under one or more supplemental executive retirement plans through this Trust but without earmarking such funding on an individual participant basis as contemplated in paragraph (b) above, and a participant or participants under such plan(s) shall apply for a lump sum payment(s) from such plan(s), and the Trust assets allocated to such plan(s) are less than the present value of all vested accrued benefits for all participants under such plan(s), then the Trustee shall limit such lump sum payment to each participant to an amount equal to the Trust assets allocated to fund benefits under such plan(s) multiplied by a fraction having (i) a numerator equal to the present value that the participant's vested accrued benefit and (ii) a denominator equal to the present value of the vested accrued benefits of all participants in the plan(s). For purposes of this paragraph
                  (c), the present value of vested accrued benefits shall be calculated using the same interest and mortality assumptions that are used to calculate lump sum payments under the Wolverine Tube, Inc. 2002 Supplemental Executive Retirement Plan.

         (d) Following a Change of Control, the Trustee shall have the right to compel a contribution to the Trust from the Company to make-up for any short-fall needed to provide benefits pursuant to Section 2.

         2. All other terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment Number One has been executed on behalf of the parties hereto on this the 7th day of May, 2003.

ATTEST:                             WOLVERINE TUBE, INC.



James E. Deason                     By: Johann R. Manning, Jr.
--------------------------------        ----------------------------------------
Secretary                           Its: Senior Vice President & General Counsel
                                         ---------------------------------------
[Corporate Seal]


ATTEST:                             AMSOUTH BANK



Donna K. Savage                     By: David Bates
--------------------------------        ----------------------------------------
Secretary                           Its: Vice President and Trust Officer
                                         ---------------------------------------
[Corporate Seal]




                                       2